FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                                   CREDIT AGREEMENT AND GUARANTY



     FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY dated as of September 30, 1995 among Alliance Entertainment Corp. ("Alliance"), AEC Holdings (UK) Limited ("AEC(UK)"), Castle Communications Limited ("Castle"), each of the BANKS as specified in the Credit Agreement referred to below, each of the GUARANTORS as specified in the Credit Agreement referred to below, and THE CHASE MANHATTAN BANK, N.A., as agent for the Banks (in such capacity, together with its successors, the "Agent"). Alliance, AEC(UK), and Castle are referred to herein individually as a "Borrower" and collectively as the "Borrowers".

     PRELIMINARY STATEMENT. The Borrowers, the Guarantors, the Banks and the Agent have entered into a Third Amended and Restated Credit Agreement and Guaranty dated as of July 25, 1995 (as modified, amended or supplemented from time to time, the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

     Each of the parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(1)  The following definition is added in its proper alphabetical order:

     "High Inflation Adjustments" means all noncash gains or losses incurred by Alliance and its Consolidated Subsidiaries, on a consolidated basis, all as determined in accordance with Adjusted GAAP pursuant to the terms and provisions of the Foreign Currency Translation Accounting Standards as set forth in FASB Statements 52, 95, 104 and 109, FASB Interpretation 37.

     (2) The definition of "Consolidated Cumulative Extraordinary Non-Cash Charges Plus Charges Associated with Refinancings of Obligations" is amended by adding after "Worth" in the last line thereof the following:

     ", plus (3) (without duplication) all non-cash losses of Alliance and its Consolidated Subsidiaries due to High Inflation Adjustments, minus (4) (without duplication) all non-cash gains of Alliance and its Consolidated Subsidiaries due to High Inflation Adjustments, plus (5) the noncash accretion of the 8.75% cumulative preferred stock of AEC Americas, Inc. owned by Bain which was not included in the Projections, plus (6) Two Million Four Hundred Thousand Dollars ($2,400,000) to reflect the adjustments made to the purchase price and structure of the One-Way Acquisition which occurred after the Third Closing Date and which were not included in the Projections.

     (3) The definition of "Consolidated Earnings Before Interest, Taxes, and Amortization" is amended in its entirety to read as follows:

     "Consolidated Earnings Before Interest, Taxes, and Amortization" means, for any period, Consolidated Net Income, plus Consolidated Extraordinary Charges (to the extent and only to the extent deducted in determining Consolidated Net Income), plus Consolidated Interest Expense, plus Consolidated Taxes, plus Consolidated Amortization, all for such period.

     (4) The definition of "Consolidated Extraordinary Charges" is amended in its entirety to read as follows:

     "Consolidated Extraordinary Charges" means all extraordinary charges of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all as determined in accordance with Adjusted GAAP, other than all non-cash gains or losses of Alliance and its Consolidated Subsidiaries due to High Inflation Adjustments.

     (5) The definition of "Consolidated Net Income" is amended in its entirety to read as follows:

     "Consolidated Net Income" means, for any period, the total of (1) the net income of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all as determined in accordance with Adjusted GAAP, plus (2) for the period from September 30, 1995 through September 30, 1996, One Million Dollars ($1,000,000), plus (3) to the extent used to determine net income of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all non-cash losses of Alliance and its Consolidated Subsidiaries due to High inflation Adjustments, minus (4) to the extent used to determine net income of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all non-cash gains of Alliance and its Consolidated Subsidiaries due to High Inflation Adjustments.

     (6) Section 9.02. Guaranties, is amended by (i) deleting "and" before clause "(6)" and adding after "Indenture)" in the last line thereof the following;

     "and, (7) the guaranty by each of Alliance, Jerry Bassin, Inc., Premier Artists Services, Inc. and Execusoft, Inc. of A.E. Land Corp.'s obligations with respect to the Florida Facility (Bonds)."

     (7) Section 10.04. Consolidated Minimum Net Worth, is amended by adding after "Worth" in the third line thereof the following: "plus Consolidated Cumulative Extraordinary Non-Cash Charges Plus Charges Associated with Refinancings of obligations, plus One Million Dollars ($1, 000,000)".

     SECTION 2. Condition of Effectiveness. This First Amendment shall become effective as of the date on which each of the following conditions has been fulfilled: (1) This First Amendment. The Borrowers, the Guarantors, the Banks and the Agent shall each have executed and delivered this First Amendment;

     (2) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of Alliance dated the date hereof stating that, after giving effect to this First Amendment and the transactions contemplated hereby:

     (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date in all material respects if such representation and warranty is not subject to a Material Adverse Change exception, and if such representation and warranty is subject to such an exception, is correct; and

     (b) No Default or Event of Default has occurred and is continuing.

     (3) The Agent and each Bank shall have received such other approvals, opinions or documents as the Agent or such Bank may reasonably request.

     SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

     SECTION 4. Costs, Expenses and Taxes. Alliance agrees to reimburse the Agent and each Bank on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Agent and each Bank) incurred by the Agent and each Bank in connection with the preparation, reproduction, execution and delivery of this First Amendment and any other instruments and documents to be delivered hereunder. In addition, Alliance shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this First Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 5. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     SECTION 7. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

ALLIANCE ENTERTAINMENT CORP.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:    Elliot B. Newman
Title:   Senior Executive Vice President

JERRY BASSIN, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:    Elliot B.  Newman
Title:   Senior Executive Vice President

PASSPORT DISTRIBUTION, INC.


By: /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:   Elliot B. Newman
Title:  Executive Vice President

TITUS OAKS RECORDS, INC.


By: /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:   Elliot B. Newman
Title:  Executive Vice President

AIRLIE, INC.


By: /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:   Elliot B. Newman
Title:  Executive Vice President

CASTLE COMMUNICATIONS LIMITED

By: /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

CASTLE COMMUNICATIONS (U.S.), INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

Execusoft, Inc.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

CONCORD JAZZ, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B. Newman
Title:    Executive President

THE JAZZ ALLIANCE, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

PASSPORT MUSIC WORLDWIDE, INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B. Newman
Title:    Executive President

AEC ACQUISITION CORP.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

AEC AMERICAS, INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B. Newman
Title:    Executive Vice President

ALLIANCE VENTURES, INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

PREMIER ARTISTS SERVICES, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B. Newman
Title:    Executive Vice President

PREMIER SIGNATURES, INC.

By:   /s/ Elliot B. Newman
- --------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

AEC MUSIC DISTRIBUTION, INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

FL ACQUISITION CORP.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B. Newman
Title:    Executive Vice President

DISQUEMUSIC COMERCIAL IMPORTADORA
LTDA.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

BRASISON DISTRIBUIDORA DE DISCOS LTDA.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B. Newman
Title:    Executive Vice President

AEC HOLDINGS (UK) LIMITED

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

CASTLE COMMUNICATIONS (DEUTSCHLAND)

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B. Newman
Title:    Executive Vice President

THE ST. CLAIR ENTERTAINMENT GROUP INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

A.E. LAND CORP.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

DOJO LIMITED

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

HENDRING LIMITED

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

EASTERN LIGHT PRODUCTIONS LIMITED

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

WHITE METAL MUSIC LIMITED

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

CASTLE COPYRIGHTS LIMITED

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

KAZ RECORDS LIMITED

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

INDI HOLDINGS, INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

INDEPENDENT NATIONAL DISTRIBUTORS INC.

By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:     Elliot B.  Newman
Title:    Executive Vice President

THE CHASE MANHATTAN BANK, N.A.
 as Bank

By:   /s/Maria B. Florez
- ---------------------------------------------------------
Name:    Maria B. Florez
Title:   Vice President

THE CHASE MANHATTAN BANK, N.A.
 (London Branch) as Bank

By:   /s/Maria B. Florez
- ---------------------------------------------------------
Name:    Maria B. Florez
Title:   Vice President

CREDITANSTALT CORPORATE FINANCE, INC.
 as Bank

By:   /s/Gregory F. Mathis
- ---------------------------------------------------------
Name:    Gregory F. Mathis
Title:   Vice President

By:  /s/Geoffrey D. Spillane
- ---------------------------------------------------------
Name:   Geoffrey D. Spillane
Title:  Senior Associate

CREDITANSTALT - BANKVEREIN,
  (London Branch)

By:       /s/M. Bowles
- ---------------------------------------------------------
Name:        M. Bowles
Title:       Senior Manager

By:      /s/D. Gayler
- --------------------------------------------------------
Name:       D. Gayler
Title:      Manager

THE FIRST NATIONAL BANK OF CHICAGO
 as Bank

By:     /s/Julia F. Maslanka
- ---------------------------------------------------------
Name:      Julia F. Maslanka
Title:     Assistant Vice President

THE FIRST NATIONAL BANK OF CHICAGO
 (London Branch)

By:     /s/Julia F. Maslanka
- ---------------------------------------------------------
Name:      Julia F. Maslanka
Title:     Assistant Vice President

IBJ SCHRODER BANK & TRUST COMPANY
 (London Branch)

By:    /s/Charles B. Fears
- ---------------------------------------------------------
Name:     Charles B. Fears
Title:    Vice President

NATIONAL BANK OF CANADA

By:    /s/Gaeton R. Frosina
- ---------------------------------------------------------
Name:     Gaeton R. Frosina
Title:    Vice President

By:    /s/Joseph M. Triscoli
- ---------------------------------------------------------
Name:     Joseph M. Triscoli
Title:    Assistant Vice President


EUROPEAN AMERICAN BANK

By:    /s/Robert G. Maichin
- ---------------------------------------------------------
Name:     Robert G. Maichin
Title:    Assistant Vice President

ABN AMRO BANK N.V.

By:
- ---------------------------------------------------------
Name:
Title:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

By:    /s/Amy S. Trapp
- ---------------------------------------------------------
Name:     Amy S. Trapp
Title:    Vice President

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
 (London Branch)

By:    /s/Amy S. Trapp
- ---------------------------------------------------------
Name:     Amy S. Trapp
Title:    Vice President

GIROCREDIT BANK
 AKTIENGELSELLSCHAFT der
 SPARKASSEN, Grand Cayman Island Branch

By:
- ---------------------------------------------------------
Name:
Title:

By:
- ---------------------------------------------------------
Name:
Title:

NATIONAL CITY BANK

By:    /s/Lisa Beth Lisi
- ---------------------------------------------------------
Name:     Lisa Beth Lisi
Title:    Account Officer

FIRST SOURCE FINANCIAL, LLP.

By:    /s/Gary L. Francis
- ---------------------------------------------------------
Name:     Gary L. Francis
Title:    Senior Vice President

THE BANK OF NOVA SCOTIA

By:    /s/Stephen Lockhart
- ---------------------------------------------------------
Name:     Stephen Lockhart
Title:    Senior Relationship Manager

SCOTIABANK (U.K.) LTD.

By:    /s/Barry Hodges
- ---------------------------------------------------------
Name:     Barry Hodges
Title:    Relationship Manager

THE CHASE MANHATTAN BANK, N.A.
 as Agent

By:   /s/ Marie J. Toulantis
- ---------------------------------------------------------
Name:    Marie J. Toulantis
Title:   Vice President

ONE WAY RECORDS, INC.

By:   /s/ Anil K. Narang
- ---------------------------------------------------------
Name:    Anil K. Narang
Title:   Executive Vice President

DEJA VU MUSIC, INC.


By:  /s/Anil K. Narang
- ---------------------------------------------------------
Name:    Anil K. Narang
Title:   Executive Vice President